Designated Filer: EagleRock Capital Management, LLC
Issuer & Ticker Symbol:   Endwave Corporation (ENWV)
Date of Event Requiring Statement: June 30, 2008


                                                                                                                        Exhibit 99.2

------------------------------------------------------------------------------------------------------------------------------------
1.   Name and Address of Reporting Person:             2.   Issuer Name and Ticker or Trading Symbol:
     EagleRock Capital Management, LLC                      Endwave Corporation (ENWV)
------------------------------------------------------------------------------------------------------------------------------------
     (Last)              (First)        (Middle)       3.   Date of Earliest Transaction Required to be Reported
                                                            (Month/Day/Year)
     24 West 40th St., 10th Floor                                                                   06/30/08
     New York, NY 10018
------------------------------------------------------------------------------------------------------------------------------------

                    Table I (Continued) - Non-Derivative Securities Acquired, Disposed of, or Beneficially Owned
                    --------------------------------------------------------------------------------------------

1. Title of Security  2. Trans-  2A.        3. Trans-      4.  Securities Acquired (A)  5. Amount of      6. Ownership  7. Nature of
   (Instr. 3)            action  Deemed        action          or Disposed of (D)          Securities        Form:         Indirect
                         Date    Execution     Code            (Instr. 3, 4 and 5)         Beneficially      Direct        Bene-
                                 Date, if      (Instr. 8)                                  Owned             (D) or        ficial
                                 any                                                       Following         Indirect      Owner-
                      (Month/    (Month/                                                   Reported          (I)           ship
                      Day/       Day/                                (A)                   Transaction(s)
                      Year)      Year)                                or
                                              Code     V   Amount    (D)       Price                         (Instr. 4)  (Instr. 4)
                                                                                           (Instr. 3 and
                                                                                            and 4)
--------------------- ---------- ---------- -------- ----- -------- ------- ----------- ----------------- ------------- ------------
Common Stock           7/25/08                 S              400     D     $6.36/share  1,270,806             I            (1)
--------------------- ---------- ---------- -------- ----- -------- ------- ----------- ----------------- ------------- ------------
Common Stock           7/25/08                 S              400     D     $6.35/share  1,270,406             I            (1)
--------------------- ---------- ---------- -------- ----- -------- ------- ----------- ----------------- ------------- ------------
Common Stock           7/25/08                 S            1,500     D     $6.33/share  1,268,906             I            (1)
--------------------- ---------- ---------- -------- ----- -------- ------- ----------- ----------------- ------------- ------------
Common Stock           7/25/08                 S            1,300     D     $6.32/share  1,267,606             I            (1)
--------------------- ---------- ---------- -------- ----- -------- ------- ----------- ----------------- ------------- ------------
Common Stock           7/25/08                 S              100     D     $6.30/share  1,267,506             I            (1)
--------------------- ---------- ---------- -------- ----- -------- ------- ----------- ----------------- ------------- ------------
Common Stock           7/25/08                 S            2,099     D     $6.29/share  1,265,407             I            (1)
--------------------- ---------- ---------- -------- ----- -------- ------- ----------- ----------------- ------------- ------------
Common Stock           7/25/08                 S              900     D     $6.28/share  1,264,507             I            (1)
--------------------- ---------- ---------- -------- ----- -------- ------- ----------- ----------------- ------------- ------------
Common Stock           7/25/08                 S            1,100     D     $6.27/share  1,263,407             I            (1)
--------------------- ---------- ---------- -------- ----- -------- ------- ----------- ----------------- ------------- ------------




--------------------- ---------- ---------- -------- ----- -------- ------- ----------- ----------------- ------------- ------------
Common Stock           7/25/08                 S            1,801     D     $6.26/share  1,261,606             I            (1)
--------------------- ---------- ---------- -------- ----- -------- ------- ----------- ----------------- ------------- ------------
Common Stock           7/25/08                 S           24,292     D     $6.25/share  1,237,314             I            (1)
--------------------- ---------- ---------- -------- ----- -------- ------- ----------- ----------------- ------------- ------------
Common Stock           7/28/08                 S              600     D     $6.50/share  1,236,714             I            (1)
--------------------- ---------- ---------- -------- ----- -------- ------- ----------- ----------------- ------------- ------------
Common Stock           7/28/08                 S              200     D     $6.43/share  1,236,514             I            (1)
--------------------- ---------- ---------- -------- ----- -------- ------- ----------- ----------------- ------------- ------------
Common Stock           7/28/08                 S              200     A     $6.39/share  1,236,314             I            (1)
--------------------- ---------- ---------- -------- ----- -------- ------- ----------- ----------------- ------------- ------------
Common Stock           7/28/08                 S            1,100     A     $6.36/share  1,235,214             I            (1)
--------------------- ---------- ---------- -------- ----- -------- ------- ----------- ----------------- ------------- ------------
Common Stock           7/28/08                 S            1,350     A     $6.35/share  1,233,864             I            (1)
--------------------- ---------- ---------- -------- ----- -------- ------- ----------- ----------------- ------------- ------------